Statement of Additional Information (SAI) Supplement
American Century Asset Allocation Portfolios, Inc. (ACAAP) (SAI dated December 1, 2010)
American Century Capital Portfolios, Inc. (ACCP) (SAI dated August 1, 2010)
American Century Growth Funds, Inc. (ACGF) (SAI dated December 1, 2010)
American Century Variable Portfolios, Inc. (ACVP) (SAI dated May 1, 2010)

Supplement dated February 1, 2011

The following entry is added to the Independent Directors table in the Management section of the SAI.  The table for ACAAP and ACGF is located in Appendix A.

Jan M. Lewis

Year of Birth: 1957

Position(s) with the Funds: Director

Length of Time Served: Since 2011

Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (metal buildings producer) (2004 to 2006)

Number of Funds in Fund Complex Overseen by Director: 61

Other Directorships Held by Director During the Past Five Years: None

Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; CPA; 20 years of experience with Butler Manufacturing Company and its subsidiaries

All references in the SAI to the Compliance and Shareholder Communications Committee should be changed to the Compliance and Shareholder Services Committee.

Additionally, Jan M. Lewis is added as a member of the Compliance and Shareholder Services and Fund Performance Review committees in the Board Leadership Structure and Standing Board Committees section of the SAI.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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